                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                        Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                       Date of Report: September 15, 2000

                     CHASE MANHATTAN RV OWNER TRUST 1997-A
                             (Issuer of Securities)

                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                             (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)
--------------------------------------------------------------------------------

      United States                    333-32263                 22-2382028
-----------------------------  --------------------------  -------------------
(State or other jurisdiction     (Commission File Number)  (IRS Employer
of incorporation)                                          Identification No.)

               802 Delaware Avenue, Wilmington, Delaware     19801
               -----------------------------------------     -----
              (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code: (302) 575-5033

                          THE CHASE MANHATTAN BANK
                           (Sponsor of the Trust)
             (Exact name of registrant as specified in its charter)

         New York                      333-32236                 13-4994650
-----------------------------  --------------------------  ------------------
(State or other jurisdiction     (Commission File Number)  (IRS Employer
of incorporation)                                          Identification No.)

               270 Park Avenue, New York, New York           10017
               ---------------------------------------       -----
               (Address of principal executive offices)      (Zip Code)

Registrant's telephone number, including area code: (212) 270-6000

Item 5. Other Events:

        Chase Manhattan RV Owner Trust 1997-A is the issuer of 10 classes of Asset Backed Notes and one class of Asset Backed Certificates. The notes and certificates are serviced in accordance with the Sale and Servicing Agreement, dated as of October 1, 1997, as amended. The parties to the Sale and Servicing Agreement are: Chase Manhattan Bank USA, National Association, as a seller, The Chase Manhattan Bank, as seller, and The CIT Group/Sales Financing, Inc., as servicer.

        On September 15, 2000, CIT, as servicer, distributed monthly interest to the holders of the notes and certificates. CIT furnished a copy of monthly reports for each class of notes and certificates as required by the Sale and Servicing Agreement. Copies of the monthly reports are being filed as Exhibit
20.1 to this Current Report on Form 8-K.

Item 7(c).        Exhibits

                  Exhibits       Description
                  --------       -----------

                  20.1 Monthly Report with respect to the September 15, 2000 distribution

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 28, 2000

                                   THE CIT GROUP/SALES FINANCING,
                                   INC.,
                                   as Servicer

                                   By: /s/ Frank Garcia
                                       ---------------------------
                                   Name:  Frank Garcia
                                   Title: Vice President

                                          INDEX TO EXHIBITS
                                          -----------------

Exhibit No.                               Description
-----------                               -----------
20.1                                      Monthly  Report with  respect to the
                                          September  15, 2000 distribution